UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2020

MAGELLAN GOLD CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-174287	27-3566922
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

2010A Harbison Dr., #312, Vacaville, CA 95687
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   707-291-6198

______________________________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective July 1, 2020, Magellan Gold Corporation, a Nevada corporation (the “Company”), executed a Share Purchase Agreement with Clearwater Gold Mining Corporation, an Idaho corporation (“Clearwater”) and Clearwater’s sole shareholder Gregory Schifrin (“Shareholder”) pursuant to which the Company acquired 100% of the issued and outstanding stock of Clearwater in exchange for the issuance and transfer of up to One Million (1,000,000) shares of the common stock of the Company and the issuance of promissory note made by the Company in favor of Shareholder in the amount of $125,000 (the “Note”). The Company’s obligations under the Note are secured by a Stock Pledge Agreement covering the Clearwater shares and a Security Agreement covering Clearwater’s assets. A copy of the Agreement, Note, Stock Pledge Agreement and Security Agreement are filed herewith as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively.

Clearwater’s sole assets consist of unpatented mining claims comprising the Center Star Gold Mine near Elk City, Idaho.

ITEM 3.02	UNREGISTERED SALE OF EQUITY SECURITIES

ITEM 7.01	REGULATION FD DISCLOSURE

The following sets forth the information required by Item 701 of Regulation S-K with respect to the unregistered sales of equity securities by Magellan Gold Corporation, a Nevada corporation (the "Company"):

1a.        (i) On July 1, 2020 the Company agreed to issue an aggregate of 1,000,000 shares of Common Stock of the Company pursuant the terms of a Share Purchase Agreement described in Item 1.01 above. The issuance is subject to satisfying certain future performance milestones.

b.          The shares issued under 1(a) issued to one (1) individual under Section 4(a)(2) of the Securities Act of 1933 as amended (the "Securities Act"). The shares issued will be “restricted securities” under the Securities Act of 1933, as amended and the certificate evidencing same bears the Company’s customary restrictive legend.

c.          The Company paid no fees or commissions in connection with the issuance of the shares.

d.          The securities issued under 1(a) above were issued without registration under the Securities Act in reliance upon an exemption from the registration requirements of the Securities Act set forth in Section 4(2) thereunder.

e.          Not Applicable

f.           Not applicable.

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ITEM 5.02	ELECTION OF DIRECTORS

On July 1, 2020, the Board of Directors (the “Board”) of the Company appointed Gregory Schifrin to serve as a member of the Board.

The following is biographical information for Mr. Schifrin:

Greg Schifrin has been a Geologist for more than 35 years, specializing in precious, base metals, rare earth and uranium exploration and development. He currently serves as a Director of Idaho Gold Mines (ITKO.CN) and previously he served as the CEO and a member of the Board of Director at Blackrock Gold Corp.

ITEM 9.01:       EXHIBITS AND FINANCIAL STATEMENTS

(a)	Financial Statements

None. The Company has determined that the acquisition of the interests in the properties did not constitute the purchase of a “business” within the meaning of Rule 11-01(d) of Regulation S-X.

If the Company determines that financial statements of the company acquired are required under Rule 11-01(d) of Regulation S-X, such financial statements will be filed within 75 days of July 1, 2020 pursuant to Item 9.01(a)(4) of Form 8-K.

(b)	Pro Forma Financial Information

None. If the Company determines that pro forma financial information is required, such pro forma financial information will be filed within 75 days of July 1, 2020.

(c)	Exhibits

Item	Title

10.1	Share Purchase Agreement
10.2	Promissory Note
10.3	Stock Pledge Agreement
10.4	Security Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Magellan Gold Corporation

Date: July 20, 2020	By: /s/ John Power John Power, President

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